Exhibit 99.1 Investor Update August 6, 2024 1

Disclaimers Forward Looking Statements: Delek US Holdings, Inc. (“Delek US”) and Delek Logistics Partners, LP (“Delek Logistics”; and collectively with Delek US, “we” or “our”) are traded on the New York Stock Exchange in the United States under the symbols “DK” and ”DKL”, respectively. These slides and any accompanying oral and written presentations contain forward-looking statements within the meaning of federal securities laws that are based upon current expectations and involve a number of risks and uncertainties. Statements concerning current estimates, expectations and projections about future results, performance, prospects, opportunities, plans, actions and events and other statements, concerns, or matters that are not historical facts are “forward-looking statements,” as that term is defined under the federal securities laws. Words such as may, will, should, could, would, predicts, potential, continue, expects, anticipates, future, intends, plans, believes, estimates, appears, projects and similar expressions, as well as statements in future tense, identify forward-looking statements. These forward-looking statements include, but are not limited to, the statements regarding the following: financial and operating guidance for future and uncompleted financial periods; potential for and projections of growth; distributions, including the amount and timing thereof; potential dropdown inventory and acquisition opportunities; the performance of our joint venture investments, including Red River and Wink to Webster, and the benefits, flexibility, returns and EBITDA therefrom; expansion projects; ability to create long-term value for our unitholders; financial flexibility and borrowing capacity; distribution growth of 5% or at all; crude oil throughput; benefits of Permian Basin activity; minimum volume commitments; and targeted internal rates of return. Investors are cautioned that the following important factors, among others, may affect these forward-looking statements: the fact that a substantial majority of Delek Logistics' contribution margin is derived from Delek US, thereby subjecting it to Delek US' business risks; risks relating to the securities markets generally; risks and costs relating to the age and operational hazards of our assets including, without limitation, costs, penalties, regulatory or legal actions and other effects related to releases, spills and other hazards inherent in transporting and storing crude oil and intermediate and finished petroleum products; the impact of adverse market conditions affecting the utilization of Delek Logistics' assets and business performance, including margins generated by its wholesale fuel business; uncertainties regarding future decisions by OPEC regarding production and pricing disputes between OPEC members and Russia; an inability of Delek US to grow as expected as it relates to our potential future growth opportunities, including dropdowns, and other potential benefits; the results of our investments in joint ventures; adverse changes in laws including with respect to tax and regulatory matters; risks related to Delek US’ exposure to Permian Basin crude oil, such as supply, pricing, production and transportation capacity; management's ability to execute its strategy of growth through acquisitions and the transactional risks associated with acquisitions and dispositions; acquired assets may suffer a diminishment in fair value as a result of which we may need to record a write-down or impairment in carrying value of the asset; changes in the scope, costs, and/or timing of capital and maintenance projects; the ability of the Wink to Webster joint venture to operate the long-haul pipeline; the ability of the Red River joint venture to operate the Red River pipeline; the ability to grow the Midland Gathering System; our competitive position and the effects of competition; projections of third party EBITDA for Delek Logistics; the projected growth of the industries in which we operate; general economic and business conditions affecting the geographic areas in which we operate; risk related to the previously announced proposed acquisition of H2O Midstream Intermediate, LLC, H2O Midstream Permian LLC, and H2O Midstream LLC, LLC (the “H2O Acquisition”), including any statements regarding the expected timing, benefits, synergies, growth opportunities, impact on liquidity and prospects, and other financial and operating benefits thereof, and the timing or satisfaction of regulatory and other closing conditions and the closing of the H2O Acquisition and other risks contained in Delek US’ and Delek Logistics’ filings with the United States Securities and Exchange Commission. Forward-looking statements should not be read as a guarantee of future performance or results, and will not be accurate indications of the times at, or by which such performance or results will be achieved. Forward-looking information is based on information available at the time and/or management’s good faith belief with respect to future events, and is subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the statements. Neither Delek US nor Delek Logistics undertakes any obligation to update or revise any such forward-looking statements to reflect events or circumstances that occur, or which Delek US or Delek Logistics becomes aware of, after the date hereof, except as required by applicable law or regulation. Non-GAAP Disclosures: Our management uses certain “non-GAAP” operational measures to evaluate our operating segment performance and non-GAAP financial measures to evaluate past performance and prospects for the future to supplement our GAAP financial information presented in accordance with U.S. GAAP. These financial and operational non-GAAP measures are important factors in assessing our operating results and profitability and include: •Earnings before interest, taxes, depreciation and amortization ( EBITDA ) -calculated as net income before net interest expense, income tax expense, depreciation and amortization expense, including amortization of customer contract intangible assets, which is included as a component of net revenues in our accompanying condensed consolidated statements of income; •Adjusted Earnings before interest, taxes, depreciation and amortization ( Adjusted EBITDA ) - EBITDA adjusted to exclude the impairment of goodwill associated with our Delaware Gathering reporting unit; and •Distributable cash flow -calculated as net cash flow from operating activities plus or minus changes in assets and liabilities, less maintenance capital expenditures net of reimbursements and other adjustments not expected to settle in cash. Delek Logistics believes this is a liquidity measure by which users of its financial statements can assess its ability to generate cash. We believe these non-GAAP measures are useful to investors, lenders, ratings agencies and analysts to assess Delek Logistics' operating performance as compared to other publicly traded partnerships in the midstream energy industry, without regard to historical cost basis or, in the case of EBITDA and Adjusted EBITDA, financing methods; the ability of Delek Logistics’ assets to generate sufficient cash flow to make distributions to its unitholders; Delek Logistics' ability to incur and service debt and fund capital expenditures; and the viability of acquisitions and other capital expenditure projects and there turns on investment of various investment opportunities. Delek Logistics believes that the presentation of EBITDA, Adjusted EBTIDA distributable cash flow; distributable cash flow coverage ratio and basic gross margin provide useful information to investors in assessing its financial condition, its results of operations and the cash flow its business is generating. EBITDA, Adjusted EBTIDA, distributable cash flow, distributable cash flow coverage ratio and basic gross margin should not be considered in isolation or as alternatives to net income, operating income, cash flow from operating activities or any other measure of financial performance or liquidity presented in accordance with U.S. GAAP. Non-GAAP measures have important limitations as analytical tools, because they exclude some, but not all, items that affect net income and net cash provided by operating activities. These measures should not be considered substitutes for their most directly comparable U.S. GAAP financial measures. Additionally, because the non-GAAP measures referenced above may be defined differently by other partnerships in its industry, Delek Logistics’ definitions may not be comparable to similarly titled measures of other partnerships, thereby diminishing their utility. See the accompanying tables in the appendix for a reconciliation of these non-GAAP measures to the most directly comparable GAAP measures. We are unable to provide a reconciliation of forward-looking estimates of EBITDA or other forward-looking non-GAAP measures because certain information needed to make a reasonable forward-looking estimate of net income or other forward-looking GAAP measures is difficult to estimate and dependent on future events, which are uncertain or outside of our control. Accordingly, a reconciliation to the most comparable GAAP measure is not available without unreasonable effort. These amounts that would require unreasonable effort to quantify could be significant, such that the amount of the projected GAAP measure could vary substantially from projected non-GAAP measure. 2

Our Strategic Framework Full-Service Permian-Focused Midstream Provider Strategic & Accretive Growth Projects & Acquisitions • Acquisition of 100% of the limited liability company interests in H2O Midstream 01 Intermediate, LLC, H2O Midstream Permian LLC, and H2O Midstream LLC ( H2O Midstream ) adds to DKL’s “full-suite” offering in the Permian basin (1) • New Mexico Gas Plant: Incremental Capacity: ~110 MMCFD (Highly Subscribed) • Increased overall quality of DKL asset base through acquisition of interest in Wink to 02 Webster pipeline. • Full service provider of Crude, Water, and Natural Gas in the prolific Permian Basin. rd Continuing to Expand 3 Party Business rd Continuing to Expand 3 Party Business • Amended and extended contracts with Delek for up to seven years rd • ~Two-Thirds of EBITDA projected to come from 3 parties starting in 2H2025 Financial Strength & Flexibility Financial Strength & Flexibility • Balance sheet improvement and increased liquidity allows for continued growth • Peer leading cash flow growth & distribution yield (1) mmcfd - Million Cubic Feet Per Day 3

Strategic Acquisition in the Midland Basin

- Delek Logistics Partners LP ("DKL") to acquire H2O Midstream, a portfolio company of EIV Capital, LLC ("EIV"), for a total consideration of $230 million
- **Funding Consideration:**
  - $160 million in cash at closing
  - $70 million convertible preferred redeemable at any point for equity (at ~20% premium) at DKL's option
- **Strategic Rationale:**
  - ✓ Supports core strategy of providing a full midstream service solution to existing and new 3rd party customers
  - ✓ Significant overlap with DKL's existing Midland operations
  - ✓ Significant cost and **revenue synergies through cost optimization and cross product sales**
- **Attractive Acquisition Price:**
  - ✓ ~5x run-rate EBITDA, including synergies
  - ✓ Immediately accretive to 2025E DCF /share
- **Platform for Additional Growth Opportunities**
  - ✓ Opportunity to add additional water assets around the combined Midland footprint

DKL / H2O Midstream – Combined Midland Asset Map


Dawson
Borden
Martin
Howard
Midland
Glasscock
DKL Big Spring Refinery
DKL Crude Tank Farm
DKL Crude Pipeline
DKL Product Pipeline
DKL Dedicated Acreage
H2O SWD
H2O Water Pipeline
H2O Dedicated Acreage

4

New Delaware Basin Gas Plant • Strategic Rationale: Delek Delaware ✓ Supports growth strategy of providing a full midstream service DKL / H2O Midstream – Combined Midland Asset Map System solution to existing and new 3rd party customers ✓ Strong overlap with DKL’s existing Delaware Basin footprint creates significant synergy opportunity with the existing gas business • Attractive Build Multiple: ✓ Greater than 20% cash on cash return Lariat CS Expansion ✓ Accretive to 2026E DCF /share • Building for Additional Growth Opportunities ✓ Opportunity to add additional gas processing beyond current plans ✓ Utilizing the two AGI well permits for High CO2/High H2S Sour Gas ✓ Completion set for 1H - 2025 Current Outland CS Libby 1 Expansion Facility New Libby 2 Facility Aztec CS Expansion DKL Big Spring Refinery DKL Product Pipeline H2O SWD DKL Crude Tank Farm DKL Dedicated Acreage H2O Water Pipeline DKL Crude Pipeline H2O Dedicated Acreage 5

Intercompany & DKL/DK Transaction Highlights Bottom line: DKL adds ~$70mm in projected third party cash flow on course to majority of its EBITDA coming from non-affiliated counterparties 6 rd Continuing To Expand 3 Party Product Offering rd rd Status Quo – % 3 Party Contribution (Current EBITDA) Pro Forma – % 3 Party Contribution (2H‘25 Run Rate EBITDA) Status Quo – % Water Contribution (Current EBITDA) Pro Forma – % Water Contribution (2H’25 Run Rate EBITDA) 4% 9% % Refining Logistics 12% % Refining Logistics 36% % Crude % Crude 17% 50% % Gas % Gas 37% % Water % Water 35% Source: Delek management projections. 7

Financial Strength & Consistent Progression * * 8 *Source: Delek Management Projection – Non-GAAP Measure

APPENDIX 9

Annual EBITDA and Adjusted EBITDA Reconciliation 10

Reconciliation of Distributable Cash Flow 11